 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2006

LOTUS CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51105	11-3644700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 501, Bank of America Tower 12 Harcourt Road Central Hong Kong
(Address of Principal Executive Office)

Company’s Telephone Number, including area code: 852 2521 0373

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(a) On or about January 11, 2006, the Board of Directors of Lotus Capital Corp. (the “Company”) advised Child, Van Wagoner & Bradshaw, PLLC, that it had been dismissed and would not be appointed as the Company’s auditors for the fiscal year ending December 31, 2005, and the interim periods for 2005 and 2006.  The decision to change principal accountants was approved by the Board of Directors.

Effective as of January 1, 2006, Child, Sullivan & Company, which had been the Company’s principal accountant, changed its accounting practice from a corporation to a professional limited liability company named Child, Van Wagoner & Bradshaw, PLLC.  This change in form of entity was reported as a change of auditors in a filing on Form 8-K dated January 2, 2006.

None of the reports of Child, Van Wagoner & Bradshaw, PLLC (or of its predecessor Child, Sullivan & Company) on the Company’s financial statements for either of the past two fiscal years or subsequent interim period contained an adverse opinion or disclaimer or opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements between the Company and Child, Van Wagoner & Bradshaw, PLLC (or its predecessor Child, Sullivan & Company) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Child, Van Wagoner & Bradshaw, PLLC (or its predecessor Child, Sullivan & Company) would have caused them to make reference to the subject matter of the disagreement in connection with its report.  Further, the Company has not been advised by Child, Van Wagoner & Bradshaw, PLLC (or its predecessor Child, Sullivan & Company) that:

(1)

Internal controls necessary to develop reliable financial statements did not exist; or

(2)

Information has come to the attention of Child, Van Wagoner & Bradshaw, PLLC (or its predecessor Child, Sullivan & Company) which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management; or

(3)

The scope of the audit should be expanded significantly, or information has come to the attention of Child, Van Wagoner & Bradshaw, PLLC (or its predecessor Child, Sullivan & Company) that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2005.

(b) On or about January 9, 2006, the Company engaged Kempisty & Company, Certified Public Accountants, P.C., as its principal accountant to audit the Company's financial statements as successor to Child, Van Wagoner & Bradshaw, PLLC.  During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with Kempisty & Company regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Kempisty & Company provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with Kempisty & Company on any matter that was the subject of a disagreement or a reportable event.

On January 12, 2006, the Company provided a draft copy of this report on Form 8K to Child, Van Wagoner & Bradshaw, PLLC, requesting their comments on the information contained herein.  A copy of the responsive letter from Child, Van Wagoner will be filed as an exhibit in an amended 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)

The following exhibits are herewith filed:

16.1         A copy of the responsive letter from Child, Van Wagoner & Bradshaw, PLLC will be filed as an exhibit in an amended 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOTUS CAPITAL CORPORATION

By: /s/ Andrew Liu, President

January 13, 2006

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